Exhibit 99.1

T-Mobile’s Rights Offering Over-Subscribed Based on Preliminary Results

July 28, 2020

BELLEVUE, Wash. – T-Mobile US, Inc. (NASDAQ: TMUS) (“T-Mobile”) today announced the preliminary results of its highly successful, over-subscribed rights offering following the expiration of the subscription period at 5:00 p.m., Eastern Time, on July 27, 2020 (the “expiration date”). Pursuant to the rights offering, subscribers will purchase an aggregate of 19,750,000 shares of common stock. The rights offering is being executed in connection with SoftBank Group Corp.’s (“SoftBank”) monetization of its shareholding in T-Mobile’s common stock as disclosed in Softbank’s Schedule 13D/A filed on June 15, 2020. According to American Stock Transfer & Trust Company, LLC, the subscription agent for the rights offering, as of the expiration date, 209,367,374 basic subscription rights were exercised to purchase an aggregate of 10,467,992 shares of common stock (excluding fractional shares), and 18,132,455 additional shares of common stock were subscribed for under the over-subscription right, subject to proration. In addition, 148,925,284 basic subscription rights were exercised to purchase an aggregate of 7,446,256 shares of common stock (excluding fractional shares), subject to guaranteed delivery, and 20,961,808 additional shares of common stock were subscribed for pursuant to the over subscription right subject to guaranteed delivery and proration. The shares of common stock were purchased at the subscription price of $103.00 per whole share. T-Mobile expects the subscription agent to distribute the shares of common stock and the proceeds from the rights offering on or about August 5, 2020.

The results of the rights offering, including the allocation of shares to be issued in the rights offering, are preliminary and subject to change pending the expiration of the guaranteed delivery period under the rights offering and finalization of subscription procedures by the subscription agent. T-Mobile expects to issue a press release on or about August 5, 2020 to announce the final results of the rights offering.

T-Mobile will use the net proceeds that it receives from the exercise of the subscription rights issued in the rights offering to repurchase an equivalent amount of issued and outstanding shares of T-Mobile common stock from a subsidiary of SoftBank.  Consequently, the rights offering will not involve gain or loss to T-Mobile and will not affect the number of outstanding shares of T-Mobile common stock or T-Mobile’s capitalization.

If a holder did not exercise its subscription rights prior to the expiration date, such rights have expired and are void and have no value, and such rights will not affect the number of shares of T-Mobile common stock held by such holder.

A shelf registration statement on Form S-3 relating to the rights, shares of common stock and other securities was previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective on June 22, 2020. A prospectus relating to the rights offering was filed with the SEC on June 24, 2020 and is available on the SEC’s website.

Cautionary Statement Regarding Forward-Looking Statements

This communications includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact, including information concerning plans, expectations and intentions with respect to securities offerings and transactions, future distributions and allocations in connection therewith and future announcements regarding such matters, are forward-looking statements.  These forward-looking statements are generally identified by the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “could” or similar expressions.  Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements.  Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the failure to realize the expected benefits and synergies of the merger with Sprint, pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected timeframes, in part or at all; adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic; costs of or difficulties in integrating Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems; changes in key customers, suppliers, employees or other business relationships as a result of the consummation of the Transactions; our ability to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of our debt securities or adverse conditions in the credit markets; the assumption of significant liabilities, including the liabilities of Sprint, in connection with, and significant costs, including financing costs, related to, the Transactions; the risk of future material weaknesses resulting from the differences between T-Mobile’s and Sprint’s internal controls environments as we work to integrate and align guidelines and practices; the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory approvals of the Transactions including costs or difficulties related to the completion of the divestiture of Sprint’s prepaid wireless businesses to DISH Network Corporation and the satisfaction of any related government commitments to such divestiture and any other commitments or undertakings that we have entered into; natural disasters, public health crises, including the COVID-19 pandemic, terrorist attacks or similar incidents, and the impact that any of the foregoing may have on us and our customers and other stakeholders; competition, industry consolidation and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments or acquisitions in the technology, media and telecommunications industry; our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective; the effects of the material weakness in Sprint’s internal controls over financial reporting or the identification of any additional material weaknesses as we complete our assessment of the Sprint control environment; breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; the inability to implement and maintain effective cyber-security measures over critical business systems; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the impact on our networks and business from major system and network failures; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the occurrence of high fraud rates related to device financing, credit cards, dealers or subscriptions; our inability to retain and hire key personnel; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws; unfavorable outcomes of existing or future litigation or regulatory actions, including litigation or regulatory actions related to the Transactions; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; any disruption or failure of our third parties’ (including key suppliers’) provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission, may require, which could result in an impact on earnings; ongoing purchase price accounting allocations, accounting policy alignments and other adjustments and assumptions; and interests of our significant stockholders that may differ from the interests of other stockholders. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.

T-Mobile US Media Relations
MediaRelations@T-Mobile.com
or
Investor Relations
investor.relations@t-mobile.com

Source: T-Mobile US, Inc.